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                                 EXHIBIT 23.2





     We consent to the use in this registration statement on Form SB-2 of our opinion relating to Eufaula BancCorp, Inc., and to the reference to our firm in the Prospectus under the caption "Legal Matters".


April 3, 1998


                                      /s/ Balch & Bingham LLP
                                      ---------------------------
                                      Balch & Bingham LLP